Exhibit 10.1

LIMITED WAIVER REGARDING REPURCHASE OF
OUTSTANDING SENIOR NOTES

     This LIMITED WAIVER (this “Waiver”) is dated as of June 6, 2005 and is entered into by and among URS CORPORATION, a Delaware corporation (“Company”), the FINANCIAL INSTITUTIONS LISTED ON THE SIGNATURE PAGES HEREOF (the “Lenders”), CREDIT SUISSE, Cayman Islands Branch (formerly Credit Suisse First Boston), as administrative agent for Lenders (“Administrative Agent”) and, for purposes of Section 6 hereof, the Loan Parties other than Company listed on the signature pages hereof (the “Subsidiary Guarantors”) and is made with reference to that certain Credit Agreement dated as of August 22, 2002, as amended by that certain First Amendment to Credit Agreement dated as of January 30, 2003, that certain Second Amendment to Credit Agreement dated as of November 6, 2003, that certain Third Amendment to Credit Agreement dated as of December 16, 2003, that certain Fourth Amendment to Credit Agreement dated as of March 29, 2004, that certain Fifth Amendment to Credit Agreement dated as of June 4, 2004, that certain Sixth Amendment to Credit Agreement dated as of November 29, 2004 and that certain Seventh Amendment to Credit Agreement dated as of January 27, 2005 (as so amended and as further amended, modified, restated or otherwise supplemented to the date hereof, the “Credit Agreement”), by and among Company, Lenders, CREDIT SUISSE FIRST BOSTON, as a Co-Lead Arranger and Administrative Agent for Lenders, WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Co-Lead Arranger and Syndication Agent for Lenders, and BNP PARIBAS, HARRIS TRUST & SAVINGS BANK and THE ROYAL BANK OF SCOTLAND PLC, as Co-Documentation Agents for Lenders. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement.

RECITALS

     WHEREAS, Company and the Lenders desire to waive compliance with certain provisions related to the repurchase of all outstanding Senior Notes;

     NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

Section 1. WAIVER

     Subject to the terms and conditions set forth herein and in reliance on the representations and warranties of Company herein contained, the undersigned Lenders, constituting Requisite Lenders, hereby waive compliance with the provisions of subsections 2.4B(iii)(c) and 7.5B of the Credit Agreement to the extent, and only to the extent, necessary to permit Company, prior to the date that is 180 days following the date hereof, to use the Net Securities Proceeds from the issuance of the Capital Stock of Company, together with Cash on hand and the proceeds of Revolving Loans, to repurchase the outstanding Senior Notes.

Section 2. LIMITATION OF WAIVER

     Without limiting the generality of the provisions of subsection 10.6 of the Credit Agreement, the waiver set forth above shall be limited precisely as written and relates solely to the noncompliance by Company with the provisions of subsections 2.4B(iii)(c) and 7.5B of the Credit Agreement in the manner and to the extent described above, and nothing in this Waiver shall be deemed to:

     (a) constitute a waiver of compliance by Company with respect to (i) subsections 2.4B(iii)(c) and 7.5B of the Credit Agreement in any other instance or (ii) any other term, provision or condition of the Credit Agreement or any other instrument referred to therein; or

     (b) prejudice any right or remedy that Administrative Agent or any Lender may now have (except to the extent such right or remedy was based upon existing defaults that will not exist after giving effect to this Waiver) or may have in the future under or in connection with the Credit Agreement or any other instrument or agreement referred to therein.

     Except as expressly set forth herein, the terms, provisions and conditions of the Credit Agreement and the other Loan Documents shall remain in full force and effect and in all other respects are hereby ratified and confirmed.

Section 3. REPRESENTATIONS AND WARRANTIES

     In order to induce Lenders to enter into this Waiver, Company hereby represents and warrants that:

     (a) as of the date hereof, there exists no Event of Default or Potential Event of Default under the Credit Agreement;

     (b) all representations and warranties contained in the Credit Agreement and the other Loan Documents are true, correct and complete in all material respects on and as of the date hereof except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date; and

     (c) as of the date hereof, Company has performed all agreements to be performed on its part as set forth in the Credit Agreement.

Section 4. COUNTERPARTS; EFFECTIVENESS

     This Waiver may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same

Limited Waiver

2

instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. This Waiver shall become effective as of the date hereof upon the execution of counterparts hereof by Company and Subsidiary Guarantors and by Lenders constituting Requisite Lenders and receipt by Company and Administrative Agent of written or telephonic notification of such execution and authorization of delivery thereof.

Section 5. GOVERNING LAW

     THIS WAIVER AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES THAT WOULD REQUIRE APPLICATION OF ANOTHER LAW.

Section 6. ACKNOWLEDGEMENT AND CONSENT BY SUBSIDIARY GUARANTORS

     Each Subsidiary Guarantor hereby acknowledges that it has read this Waiver and consents to the terms thereof and further hereby confirms and agrees that, notwithstanding the effectiveness of this Waiver, the obligations of Subsidiary Guarantor under the Subsidiary Guaranty shall not be impaired or affected and the Subsidiary Guaranty is, and shall continue to be, in full force and effect and is hereby confirmed and ratified in all respects.

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Limited Waiver

3

     IN WITNESS WHEREOF, the parties hereto have caused this Waiver to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

URS CORPORATION, a Delaware corporation

By:	/s/ Kent P. Ainsworth

Name:	Kent P. Ainsworth
Title:	Executive Vice President and Chief Financial Officer

CREDIT SUISSE, Cayman Islands Branch (formerly Credit Suisse First Boston),
Individually and as Administrative Agent

By:	/s/ S. William Fox

Title:	Director

By:	/s/ David Dodd

Title:	Vice President

Limited Waiver

[SUBSIDIARY GUARANTORS:]
AMAN ENVIRONMENTAL CONSTRUCTION, INC., a California corporation

	By:	/s/ Kent P. Ainsworth

	Name:	Kent P. Ainsworth
	Title:	Executive Vice President and Chief Financial Officer

BANSHEE CONSTRUCTION COMPANY, INC.,
a California corporation

	By:	/s/ Rita Armstrong

	Name:	Rita Armstrong
	Title:	Vice President and Treasurer

CLEVELAND WRECKING COMPANY,
a California corporation

	By:	/s/ Rita Armstrong

	Name:	Rita Armstrong
	Title:	Vice President and Treasurer

EG&G DEFENSE MATERIALS, INC.,
a Utah corporation

	By:	/s/ William Neeb

	Name:	William Neeb
	Title:	Vice President, Chief Financial Officer, Assistant Secretary and Assistant Treasurer

Limited Waiver

EG&G TECHNICAL SERVICES, INC.,
a Delaware corporation

By:	/s/ Kent P. Ainsworth

Name:	Kent P. Ainsworth
Title:	Executive Vice President

D&M CONSULTING ENGINEERS, INC.,
a Delaware corporation

By:	/s/ Kent P. Ainsworth

Name:	Kent P. Ainsworth
Title:	Executive Vice President and Chief Financial Officer

Limited Waiver

E.C. DRIVER & ASSOCIATES, INC.,
a Florida corporation

By:	/s/ Kent P. Ainsworth

Name:	Kent P. Ainsworth
Title:	Executive Vice President and Chief Financial Officer

LEAR SIEGLER LOGISTICS INTERNATIONAL, INC.,
a Delaware corporation

By:	/s/ Kent P. Ainsworth

Name:	Kent P. Ainsworth
Title:	Executive Vice President

LEAR SIEGLER SERVICES, INC.
a Delaware corporation

By:	/s/ Kent P. Ainsworth

Name:	Kent P. Ainsworth
Title:	Executive Vice President

RADIAN ENGINEERING, INC.
a New York corporation

By:	/s/ Kent P. Ainsworth

Name:	Kent P. Ainsworth
Title:	Executive Vice President, Chief Financial Officer and Secretary

Limited Waiver

URS CORPORATION AES,
a Connecticut corporation

By:	/s/ Kent P. Ainsworth

Name:	Kent P. Ainsworth
Title:	Executive Vice President and Chief Financial Officer

URS CORPORATION ARCHITECTURE - NC, P.C.,
a North Carolina corporation

By:	/s/ Kent P. Ainsworth

Name:	Kent P. Ainsworth
Title:	Executive Vice President and Chief Financial Officer

URS CORPORATION —NEW YORK,
a New York corporation

By:	/s/ Peter J. Pedalino

Name:	Peter J. Pedalino
Title:	Vice President, Treasurer and Controller

URS RESOURCES, LLC,
a Delaware limited liability company

By:	/s/ Kent P. Ainsworth

Name:	Kent P. Ainsworth
Title:	Member Representative

RADIAN INTERNATIONAL LLC,
a Delaware limited liability company

By:	/s/ Judy L. Rodgers

Name:	Judy L. Rodgers
Title:	Vice President and Treasurer

Limited Waiver

SIGNET TESTING LABORATORIES, INC.,
a Delaware corporation

By:	/s/ Rita Armstrong

Name:	Rita Armstrong
Title:	Vice President and Treasurer

URS CONSTRUCTION SERVICES, INC.,
a Florida corporation

By:	/s/ Kent P. Ainsworth

Name:	Kent P. Ainsworth
Title:	Executive Vice President and Chief Financial Officer

URS CORPORATION, a Nevada
corporation

By:	/s/ Judy L. Rodgers

Name:	Judy L. Rodgers
Title:	Vice President and Treasurer

URS CORPORATION GREAT LAKES,
a Michigan corporation

By:	/s/ Kent P. Ainsworth

Name:	Kent P. Ainsworth
Title:	Executive Vice President and Chief Financial Officer

Limited Waiver

URS CORPORATION–MARYLAND, a
Maryland corporation

By:	/s/ Judy L. Rodgers

Name:	Judy L. Rodgers
Title:	Vice President and Treasurer

URS CORPORATION–OHIO, an Ohio corporation

By:	/s/ Judy L. Rodgers

Name:	Judy L. Rodgers
Title:	Vice President and Treasurer

URS CORPORATION SOUTHERN, a
California corporation

By:	/s/ Judy L. Rodgers

Name:	Judy L. Rodgers
Title:	Vice President and Treasurer

URS GROUP, INC., a Delaware corporation

By:	/s/ Judy L. Rodgers

Name:	Judy L. Rodgers
Title:	Vice President and Assistant Treasurer

Limited Waiver

URS HOLDINGS, INC., a Delaware corporation

By:	/s/ Judy L. Rodgers

Name:	Judy L. Rodgers
Title:	Vice President and Treasurer

URS INTERNATIONAL INC., a Delaware
corporation

By:	/s/ Judy L. Rodgers

Name:	Judy L. Rodgers
Title:	Vice President and Treasurer

URS OPERATING SERVICES, INC.,
a Delaware corporation

By:	/s/ Peter J. Pedalino

Name:	Peter J. Pedalino
Title:	Vice President and Controller

Limited Waiver

Landmark II CDO Limited By: Aladdin Capital Management LLC, as manager, as a Lender

By:	/s/ Joseph Moroney Name: Joseph Moroney, CFA Title: Authorized Signatory

BNP PARIBAS, as a Lender

By:	/s/ Katherine Wolfe Name: Katherine Wolfe Title: Director

By:	/s/ Sandy Bertram Name: Sandy Bertram Title: Vice President

Bank Leumi USA, as a Lender

By:	/s/ Joung Hee Hong Name: Joung Hee Hong Title: Vice President

Bank of America, N.A., as a Lender

By:	/s/ Michael J. Landini Name: Michael J. Landini Title: Senior Vice President

Callidus Debt Partners CDO Fund I, Ltd. By: Its Collateral Manager, Callidus Capital Management, LLC, as a Lender

By:	/s/ Mavis Taintor Name: Mavis Taintor Title: Senior Managing Director

Callidus Debt Partners CDO Fund II, Ltd. By: Its Collateral Manager, Callidus Capital Management, LLC, as a Lender

By:	/s/ Mavis Taintor Name: Mavis Taintor Title: Senior Managing Director

Callidus Debt Partners CDO Fund III, Ltd. By: Its Collateral Manager, Callidus Capital Management, LLC, as a Lender

By:	/s/ Mavis Taintor Name: Mavis Taintor Title: Senior Managing Director

Denali Capital LLC, managing member of DC Funding Partners, portfolio manager for DENALI CAPITAL CLO I, LTD., or an affiliate, as a Lender

By:	/s/ John P. Thacker Name: John P. Thacker Title: Chief Credit Officer

Denali Capital LLC, managing member of DC Funding Partners, portfolio manager for DENALI CAPITAL CLO II, LTD., or an affiliate, as a Lender

By:	/s/ John P. Thacker Name: John P. Thacker Title: Chief Credit Officer

Denali Capital LLC, managing member of DC Funding Partners, portfolio manager for DENALI CAPITAL CLO III, LTD., or an affiliate, as a Lender

By:	/s/ John P. Thacker Name: John P. Thacker Title: Chief Credit Officer

ERSTE BANK DER OESTERREICHISCHEN SPARKASSEN AG, as a Lender

By:	/s/ John Fay Name: John Fay Title: Director

By:	/s/ Bryan Lynch Name: Bryan Lynch Title: First Vice President

General Electric Capital Corporation, as a Lender

By:	/s/ Brian Schwinn Name: Brian Schwinn Title: Duly Authorized Signatory

Harris N.A., as a Lender

By:	/s/ Joann Holman Name: Joann Holman Title: Director

IKB Capital Corporation, as a Lender

By:	/s/ David Snyder Name: David Snyder Title: President

National City Bank, as a Lender

By:	/s/ Frank Byrne Name: Frank Byrne Title: AVP

NATIONWIDE MUTUAL INSURANCE CO., as a Lender

By:	/s/ Joseph P. Young Name: Joseph P. Young Title: Authorized Signatory

SCOTTSDALE INSURANCE CO., as a Lender

By:	/s/ Joseph P. Young Name: Joseph P. Young Title: Authorized Signatory

AMCO INSURANCE CO., as a Lender

By:	/s/ Joseph P. Young Name: Joseph P. Young Title: Authorized Signatory

The Norinchukin Bank, New York Branch, as a Lender

By:	/s/ Masanori Shoji Name: Masanori Shoji Title: Joint General Manager

North Fork Business Capital Corp., as a Lender

By:	/s/ Ron Walker Name: Ron Walker Title: VP

OAK HILL SECURITIES FUND, L.P.,

By: Oak Hill Securities GenPar, L.P. its General Partner

By: Oak Hill Securities MGP, Inc., its General Partner

By:	/s/ Scott D. Krase Name: Scott D. Krase Title: Vice President

OAK HILL SECURITIES FUND II, L.P.,

By: Oak Hill Securities GenPar II, L.P. its General Partner

By: Oak Hill Securities MGP II, Inc., its General Partner

By:	/s/ Scott D. Krase Name: Scott D. Krase Title: Vice President

OAK HILL CREDIT PARTNERS I, LIMITED

By: Oak Hill CLO Management I, LLC As Investment Manager

By:	/s/ Scott D. Krase Name: Scott D. Krase Title: Vice President

OAK HILL CREDIT PARTNERS II, LIMITED

By: Oak Hill CLO Management II, LLC As Investment Manager

By:	/s/ Scott D. Krase Name: Scott D. Krase Title: Vice President

Pacific CDO II, Ltd., as a Lender

By:	/s/ Phil Otero Name: Phil Otero Title: Senior Vice President

Pacific CDO III, Ltd., as a Lender

By:	/s/ Phil Otero Name: Phil Otero Title: Senior Vice President

PILGRIM CLO 1999-1 LTD. By: ING Investments, LLC As its investment manager

By:	/s/ Robert Wilson Name: Robert Wilson Title: Senior Vice President

ML CLO XII PILGRIM AMERICA (CAYMAN) LTD. By: ING Investments, LLC As its investment manager

By:	/s/ Robert Wilson Name: Robert Wilson Title: Senior Vice President

ML CLO XV PILGRIM AMERICA (CAYMAN) LTD. By: ING Investments, LLC As its investment manager

By:	/s/ Robert Wilson Name: Robert Wilson Title: Senior Vice President

ING SENIOR INCOME FUND By: ING Investment Management Co. As its investment manager

By:	/s/ Robert Wilson Name: Robert Wilson Title: Senior Vice President

PPM SHADOW CREEK FUNDING LLC as a Lender

By:	/s/ Meredith J. Koslick Name: Meredith J. Koslick Title: Assistant Vice President

PPM SPYGLASS FUNDING TRUST as a Lender

By:	/s/ Meredith J. Koslick Name: Meredith J. Koslick Title: Assistant Vice President

The Royal Bank of Scotland, as a Lender

By:	/s/ Curt Lueker Name: Curt Lueker Title: Director

Granite Ventures I Ltd, By: Stone Tower Debt Advisors as its Collateral Manager, as a Lender

By:	/s/ W. Anthony Edson Name: W. Anthony Edson Title: Authorized Signatory

Stone Tower CLO III Ltd, By: Stone Tower Debt Advisors as its Collateral Manager, as a Lender

By:	/s/ W. Anthony Edson Name: W. Anthony Edson Title: Authorized Signatory

STANWICH LOAN FUNDING LLC, as a Lender

By:	/s/ Meredith J. Koslick Name: Meredith J. Koslick Title: Assistant Vice President

Toronto Dominion (New York), LLC, as a Lender

By:	/s/ Masood Fikrec Name: Masood Fikrec Title: Authorized Signatory

Transamerica Business Capital Corporation, as a Lender

By:	/s/ Brian Schwinn Name: Brian Schwinn Title: Duly Authorized Signatory

Trumbull THC2 Loan Funding LLC, for itself or as agent for Trumbull THC2 CFP1 Loan Funding LLC, as a Lender

By:	/s/ Dominic Blea Name: Dominic Blea Title: As Attorney-in-Fact

Union Bank of California, N.A., as a Lender

By:	/s/ David Jackson Name: David Jackson Title: Vice President

Union Bank National Association, as a Lender

By:	/s/ David Jackson Name: David Jackson Title: Vice President

Wachovia Bank, N.A., as a Lender

By:	/s/ John G. Taylor Name: John G. Taylor Title: Vice President

Wells Fargo, as a Lender

By:	/s/ Marsha Poenisch Name: Marsh Poenisch Title: Vice President